                                                                    EXHIBIT 22.1

                        DOMESTIC                            STATE OF INCORPORATION
                        --------                            ----------------------
FAF Domestic Air Freight Services........................  California
FNC International, Inc...................................  California
Fritz International Insurance Broker.....................  California
Fritz Transportation International.......................  California
Fritz Government Services, Inc...........................  California
Arthur J. Fritz & Co.....................................  Delaware
Fritz Companies, Inc. ...................................  Delaware
Russian Gateway Holding Company, Inc.....................  Delaware
Frontier Freight Forwarders, Inc.........................  Florida
Unlimited National, Inc..................................  Illinois
Unlimited Warehousing, Inc. .............................  Illinois
Logistics Service (U.S.A.) Co. Inc.......................  New Jersey
M.D.S. (Atlantic), Inc...................................  New Jersey
Wall Shipping Co., Inc...................................  New Jersey
FCI Logistics, Inc.......................................  Oklahoma
Air Compak International, Inc. ..........................  Pennsylvania
Fritz Air Freight, Inc. .................................  Texas
Fritz Export Packing, Inc................................  Texas
TG International, Inc. ..................................  Texas

                         EUROPE                            COUNTRY OF INCORPORATION
                         ------                            -------------------------
Fritz Companies (Austria) GmbH...........................  Austria
Fritz Companies Belgium N.V. ............................  Belgium
Fritz Companies (Czech) S.R.O............................  Czech Republic
Oy Nielsen Global Freight AB.............................  Finland
Fritz Companies France S.A. .............................  France
Fritz Companies (Deutschland) GMBH.......................  Germany
Fritz Companies (Ireland) Limited........................  Ireland
Fritz Companies C.B. Ltd. ...............................  Israel
Fritz Companies Israel T. Ltd............................  Israel
Fritz Companies (Italy) S.R.L. ..........................  Italy
Globe Financial S.A. ....................................  Luxembourg
Airtex International B.V.................................  Netherlands
FCI Holdings International B.V. .........................  Netherlands
Fritz Companies Nederlands B.V. .........................  Netherlands
Fritz Companies Norway AS................................  Norway
Fritz Companies (C.I.S.).................................  Russia
Wal-Rus, Ltd.............................................  Russia
Fritz Companies Sweden AB................................  Sweden
Fritz Companies (Switzerland) AG.........................  Switzerland
Fritz International Transport Trade Ltd..................  Turkey
Fritz Companies Ukraina..................................  Ukraine
Fritz Companies (UK) Limited.............................  United Kingdom

                        AMERICAS                           COUNTRY OF INCORPORATION
                        --------                           -------------------------
Fritz De Argentina S.A. .................................  Argentina
Laugus Cargo S.A. .......................................  Argentina
Fritz Do Brasil Transportes Internacionais Ltda. ........  Brazil
Fritz Trans-Shoes Agenciamento De Transportes Nacionais E
  Internacionais, Ltda. .................................  Brazil
Rodo Export Transportes Nacionais E Internacionais
  Ltda. .................................................  Brazil
Air Compak International (Canada) Inc. ..................  Canada
Amstel Inc. .............................................  Canada(Federal)100%
Denpha Customs Brokers Inc. .............................  Canada(Federal)100%
243393 Ontario Limited...................................  Canada(Ontario)100%
Fritz Companies Canada Inc. .............................  Canada (N.B.)
Fritz Starber Inc. ......................................  Canada(Ontario)
Secomat Inc. ............................................  Canada (Quebec)
Fritz Chile S.A. ........................................  Chile
Fritz de Colombia LTDA ..................................  Colombia
Fritz Internacional S.A. ................................  Costa Rica
Fritz De Santo Domingo S.A. .............................  Dominican Rep.
Transportadora Maritima De Carga S.A. ...................  Dominican Rep.
Fritz El Salvador S.A. de C.V. ..........................  El Salvador
Fritz Guatemala S.A. ....................................  Guatemala
FCI Companies De Mexico S.A. de C.V. ....................  Mexico
Fritz Companies de Mexico S.A. de C.V. ..................  Mexico
Trade and Service I.D.M. S.A. de C.V. ...................  Mexico
Fritz Companies (Panama) Inc. ...........................  Panama
Fritz Container Line Inc. ...............................  Panama
Mirabel International Transport S.A. ....................  Panama
Fritz del Peru S.A. .....................................  Peru
Fritz Companies Peru S.A. ...............................  Peru
Fritz Companies Puerto Rico, Inc. .......................  Puerto Rico
Fritz Almacenes Generales C.A. ..........................  Venezuela
Fritz Customs Brokers S.A. ..............................  Venezuela
Fritz Venezuela S.A. ....................................  Venezuela

                          ASIA
                          ----
Fritz Air Freight (Bangladesh) Ltd.......................  Bangladesh
Fritz Ocean Freight (Bangladesh) Ltd.....................  Bangladesh
Amel Express Limited.....................................  Hong Kong
Fritz Air Freight Beijing (H.K.) Limited.................  Hong Kong
Fritz Air Freight (H.K.) Limited.........................  Hong Kong
Fritz Air Freight Shanghai (H.K.) Limited................  Hong Kong
Fritz China Services (H.K.) Limited......................  Hong Kong
Fritz Companies India (H.K.) Ltd.........................  Hong Kong
Fritz Transportation International (H.K.) Limited........  Hong Kong
Fritz Transportation International Xiamen (H.K.)
  Limited................................................  Hong Kong

                          ASIA
                          ----
Intertrans Cargo Services (H.K.) Ltd.....................  Hong Kong
Intertrans Consulting Services Ltd.......................  Hong Kong
J.F.T. Sea-Air Consolidation, Ltd........................  Hong Kong
Logistics Air Service Ltd................................  Hong Kong
Logistics Euro-Freight Ltd...............................  Hong Kong
Logistics Far East Co. Ltd...............................  Hong Kong
Logistics (Holdings) Ltd.................................  Hong Kong
Logistics Services (H.K.) Co. Ltd........................  Hong Kong
Logistics Terminal Limited...............................  Hong Kong
United Great Shipping Ltd................................  Hong Kong
Fritz Freight Forwarding India Private Ltd...............  India
P.T. Fritz Ritra International Transportation Services...  Indonesia
Fritz Air Freight (Korea) Co. Ltd........................  Korea
Fritz Transportation International(Korea)Co.Ltd..........  Korea
Fritz Logistics Services (M) SDN. BHD....................  Malaysia
FIT Forwarding SDN. BHD..................................  Malaysia
FIT Logistics SDN. BHD...................................  Malaysia
Fritz Logistics SDN. BHD.................................  Malaysia
Fritz Transportation International (Malaysia)SDN BHD.....  Malaysia
Fritz Air Freight Nepal (Private) Limited................  Nepal
Fritz Companies Pakistan (Private) Limited...............  Pakistan
Logistics Service (Tianjin) Co. Ltd......................  PRC
Shanghai Outer GAO QIAO Fritz Co., Ltd...................  PRC
Fritz Logistics Phils., Inc..............................  Philippines
FTI (Philippines) Inc....................................  Philippines
Philippine Logistics Services, Inc.......................  Philippines
FAF-Fritz PTE Ltd........................................  Singapore
Fritz Logistics (s) Pte. Ltd.............................  Singapore
FTI-Fritz PTE Ltd........................................  Singapore
Logistics Transport (s) Pte. Ltd.........................  Singapore
Masters Airfreight Pte. Ltd..............................  Singapore
Fritz Companies Lanka (Private) Limited..................  Sri Lanka
Fritz Transportation International (Private) Limited.....  Sri Lanka
Union Transport (Private) Limited........................  Sri Lanka
Fong Ching Airfreight Co. Ltd./Fritz Air Freight (Taiwan)
  Co., Ltd. .............................................  Taiwan
Fritz Transportation International (Taiwan) Co., Ltd.....  Taiwan
Logistics Service (Taiwan) Co. Ltd.......................  Taiwan
FAF-Fritz (Thailand) Limited.............................  Thailand
Fritz Transportation International (Thailand) Limited....  Thailand

                      MISCELLANEOUS
                      -------------
Air Compak International (Australia) Pty. Ltd............  Australia
AFA AirFreight Pty. Ltd..................................  Australia
Arthur J. Fritz & Co. Pty. Ltd...........................  Australia

                      MISCELLANEOUS
                      -------------
Expediters Pty. Ltd......................................  Australia
Fritz-Fliway Pty. Ltd....................................  Australia
Global Sky Express (Aust.) Pty. Ltd......................  Australia
Hargrave Edwards, Co. Pty. Ltd...........................  Australia
Intertrans Australia Pty. Ltd............................  Australia
Mavin (Aust.) Pty. Ltd...................................  Australia
Park Freight International Pty.Ltd.......................  Australia
QAFCO Pty. Ltd...........................................  Australia
Specialized Logistics Services Pty. Ltd..................  Australia
Trade Management Australia Pty. Ltd......................  Australia
Fritz Egypt LLC..........................................  Egypt
Fritz Companies South Africa (Proprietary) Ltd...........  South Africa